ALPINE GLOBAL REALTY GROWTH & INCOME FUND,
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED JUNE 26, 2017
TO THE PROSPECTUS DATED FEBRUARY 28, 2017

Effective June 22, 2017, the Board of Trustees of the Alpine Global Realty Growth & Income Fund approved the termination of the Fund.  There were no shareholders on that date.

As the Fund has ceased operations, shares of the Fund are no longer being offered.

Please retain this Supplement for future reference.